Stock-Based Compensation	12 Months Ended
Dec. 31, 2010
Stock-Based Compensation [Abstract]
Stock-Based Compensation
8. Stock-Based Compensation

2004 Stock Plan

In 2004, our Board of Directors adopted the Primo Water Corporation 2004 Stock Plan (the “2004 Plan”) for employees, including officers, non-employee directors and non-employee consultants. The Plan provides for the issue of incentive or nonqualified stock options and restricted common stock. The Company has reserved 431 shares of common stock for issuance under the Plan. The Company does not intend to issue any additional awards under the 2004 Plan; however, all outstanding awards will remain in effect and will continue to be governed by their existing terms.

2010 Omnibus Long-Term Incentive Plan

In April 2010, our stockholders adopted the 2010 Omnibus Long-Term Incentive Plan (the “2010 Plan”). The 2010 Plan is limited to employees, officers, non-employee directors, consultants and advisors. The 2010 Plan provides for the issuance of incentive or nonqualified stock options, restricted stock, stock appreciation rights, restricted stock units, cash- or stock-based performance awards and other stock-based awards. The Company has reserved 719 shares of common stock for issuance under the 2010 Plan.

Stock Option Activity

We measure the fair value of each stock option grant at the date of grant using a Black-Scholes option pricing model. The weighted-average fair value per share of the options granted during 2008, 2009 and 2010 was $8.66, $5.11, and $6.16, respectively. The following assumptions were used in arriving at the fair value of options granted:

	2008	2009	2010
Expected life of options in years	5.9	5.5	6.3
Risk-free interest rate	3.2%	2.0%	2.8%
Expected volatility	39.0%	39.0%	45.5%
Dividend yield	0.0%	0.0%	0.0%

The risk free interest rate is based on the U.S. Treasury rate for the expected life of the options at the time of grant. As a newly-public entity, historic volatility is not available for our shares. As a result, we estimated volatility based on a peer group of companies, which collectively provide a reasonable basis for estimating volatility. We intend to continue to consistently use the same group of publicly traded peer companies to determine volatility in the future until sufficient information regarding volatility of our share price becomes available or the selected companies are no longer suitable for this purpose. The expected life is based on the estimated average life of the options, and forfeitures are estimated on the date of grant based on certain historical data and management estimates.

In 2008, 2009 and 2010, compensation expense related to stock options was approximately $215, $298 and $387 and is included in selling, general and administrative expenses from continuing operations, respectively, and approximately $61, $80 and $0 is included in discontinued operations, respectively. A summary of awards under the Plan at December 31, 2008, 2009 and 2010, and changes during the years then ended is presented in the table below:

	Number of Shares	Weighted Average Price per Share	Weighted Average Remaining Contractual Life (Years)	Average Intrinsic Value
Outstanding at December 31, 2007	236	$11.79
Granted	53	20.66
Exercised	(1)	13.04
Forfeited	(17)	18.05
Outstanding at December 31, 2008	271	13.15	7.5	$367
Exercisable at December 31, 2008	160	$10.85	6.7	$349
Available for grant at December 31, 2008	147
Outstanding at December 31, 2008	271	$13.15
Granted	14	13.04
Exercised	-	-
Forfeited	(5)	12.52
Outstanding at December 31, 2009	280	13.15	6.6	$331
Exercisable at December 31, 2009	211	$12.63	6.2	$329
Available for grant at December 31, 2009	138
Outstanding at December 31, 2009	280	$13.15
Granted	31	12.84
Exercised	(6)	11.51
Forfeited	(1)	17.88
Outstanding at December 31, 2010	304	13.14	6.0	$653
Exercisable at December 31, 2010	304	$13.14	6.0	$653
Available for grant at December 31, 2010	712

During 2010, a total of 31 common stock options were granted under the 2004 Plan, all in the first quarter of 2010, at an exercise price of $12.84 per share. The estimated fair value of the common stock on the issuance date was $12.84 per share. The Company obtained a valuation from an unrelated party in December 2009 that determined the fair value of the Company's common stock to be $12.84 per share.

During 2009, a total of 14 common stock options were granted, all issued on one date during the first quarter, at an exercise price of $13.04 per share. The estimated fair value of the common stock on the issuance date was $13.04 per share. The fair value determination was based in part upon the finalization of the conversion ratio of the Series C Preferred Stock on December 31, 2008. The board of directors also considered the Company's most recent independent valuation and then current expectations of the Company's future performance in determining the fair value.

The total intrinsic value of the options exercised during 2008, 2009 and 2010 was approximately $8, $0 and $8, respectively, with proceeds to the Company of $13, $2 and $65, respectively. In April 2010, the Board of Directors approved the 100% vesting of all unvested stock options awards upon the successful completion of an IPO of the Company's common stock. The IPO was completed in November 2010 and all unrecognized compensation cost related to the stock option awards that became 100% vested was expensed in the fourth quarter.

Stock options are granted with an exercise price equal to 100% of the fair market value per share of the common stock on the date of grant. The options generally vest over a period of one to four years, based on graded vesting, and expire ten years from the date of grant. The terms and conditions of the awards made under the Plans vary but, in general, are at the discretion of the board of directors or its appointed committee.

Restricted Stock Activity

In 2010, we granted restricted stock awards under the 2004 Plan, all in the first quarter of 2010, that generally cliff-vest annually over a three-year period and we recognized compensation expense of $298 related to these awards, which is included in selling, general, and administrative expenses from continuing operations. In addition, in connection with the guarantee of the $3,000 over-advance line of the Senior Loan Agreement by our CEO, the Company granted a restricted stock award under the 2010 Plan, in the fourth quarter of 2010, which vested in January 2011. The value of the restricted stock was $150 and was expensed in 2010 as part of the issuance cost of the guarantee on the Senior Loan Agreement.

A reconciliation of restricted stock activity and related information is as follows:

	Number of Shares	Weighted Average Grant Date Fair Value
Unvested at December 31, 2009	-	$-
Granted	118	12.75
Vested	-	-
Forfeited	(2)	12.84
Unvested at December 31, 2010	116	$12.75

As of December 31, 2010, there was approximately $897 of total unrecognized compensation cost, net of estimated forfeitures, related to non-vested restricted stock awards. That cost is expected to be recognized over a weighted average period of 2.1 years.

Employee Stock Purchase Plan

In April 2010, our stockholders approved the 2010 Employee Stock Purchase Plan (the “2010 ESPP”) which was effective upon the consummation of the Company's IPO. The 2010 ESPP provides for the purchase of common stock and is generally available to all employees. The Company has reserved 24 shares of common stock for issuance under the 2010 ESPP. Effective January 1, 2011, employees were able to participate in the 2010 ESPP.